SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 24, 2002





                                SUN BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       New Jersey                             0-20957             52-1382541
----------------------------               --------------       --------------
(State or other jurisdiction               (SEC File No.)       (IRS Employer
     of incorporation)                                          Identification
                                                                   Number)


226 Landis Avenue, Vineland, New Jersey                             08360
---------------------------------------                             -----
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------



                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last Report)

                                SUN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
-------  ------------

         A copy of a press release issued by the Registrant on January 24, 2002, is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------

Exhibit 99 -- Press Release dated January 24, 2002.
----------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           SUN BANCORP, INC.


Date: January 24, 2002                    By:  /s/Dan A. Chila
                                               ---------------------------------
                                               Dan A. Chila
                                               Executive Vice President and
                                               Chief Financial Officer